UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of principal executive offices) (Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UUU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 2, 2025, Universal Safety Products, Inc. (the “Company”) issued a press release (the “Press Release”) announcing a one-time special cash dividend to holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”) of $1.00 per share (the “Special Dividend”). The record date for the dividend is September 18. 2025, and the payment date is September 25, 2025. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

As provided in the Press Release, because the payment of the Special Dividend represents more than 20% of the price of the Company’s Common Stock, the NYSE American has advised the Company that its Common Stock will trade with “due bills” representing an assignment of the right to receive the Special Dividend from the record date of September 18, 2025 through the closing of trading on the NYSE American on September 25, 2025, which is the payment date and the last day of trading before the September 26, 2025 ex-dividend date (this period of time representing the “Dividend Right Period”). Stockholders who sell their Common Stock during the Dividend Right Period (September 18, 2025 through September 25, 2025) will be selling their right to the Special Dividend, and such stockholders will not be entitled to receive the Special Dividend on September 25, 2025. Due bills obligate a seller of Common Stock to deliver the Special Dividend payable on such Common Stock to the buyer (the “Dividend Right”). The Special Dividend record date of September 18, 2025 will be used as the date for establishing the due bill tracking of the Dividend Right to the holder of Common Stock. Due bill obligations are customarily settled between the brokers representing the buyers and the sellers of shares. The Company has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Company’s Common Stock should consult their brokers before trading to be sure they understand the effect of the NYSE American’s due bill procedures.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release issued on September 2, 2025.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Dated: September 2, 2025	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt President and Chief Executive Officer